--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: APRIL 29, 1999

                        (Date of earliest event reported)

                        CALIFORNIA CULINARY ACADEMY, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                   0-21932                 94-3042862
  (State or other jurisdiction        (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)

                625 POLK STREET, SAN FRANCISCO, CALIFORNIA, 94102
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (415) 771-3536

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5. OTHER EVENTS.

        On April 29, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

                  99.1     Press Release of the Registrant dated April 29, 1999



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  April 29, 1999.

                                   CALIFORNIA CULINARY ACADEMY, INC.

                                   By         /s/ Charles E. White
                                      ------------------------------------------
                                                Charles E. White
                                              Chief Financial Officer

                                    (Principal Financial and Accounting Officer)

                                  Exhibit Index

                      To California Culinary Academy, Inc.

                      Report Form 8-K dated April 29, 1999


                                                             Sequentially
Exhibit No.      Exhibit                                     Numbered Page
-----------      -------                                     -------------
     99.1        Press Release dated April 29, 1999                4










                                      -3-